 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2010

MS Structured Asset Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16443, 333-64879	13-4026700

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway, Second Floor
New York, New York		10036
Attention: Madhu Philips

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-761-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8                      Other Events

Item 8.01                      Other Events

On January 22, 2010, the Company issued a press release regarding the occurrence of a Trust Wind-Up Event under the terms of the Trust Agreement governing SATURNS Trust No. 2003-12 and a liquidating distribution to Unitholders, a copy of which is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 22, 2010

MS STRUCTURED ASSET CORP.
(Registrant)

By: /s/ Brian Neer
Name:  Brian Neer
Title:    President

EXHIBIT INDEX

Exhibit 99.1                      Press release, dated January 22, 2010